UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2002

MTS, INCORPORATED

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation or organization)	333-54035 (Commission File Number)	94-1500342 (I.R.S. Employer Identification No.)

2500 DEL MONTE STREET WEST SACRAMENTO, CALIFORNIA (Address of principal executive offices)	95691 (Zip Code)

Registrant’s telephone number, including area code:    (916) 373-2502

ITEM 5.   OTHER EVENTS

On October 8, 2002, MTS, Incorporated (the “Company”) completed the Seventh Amendment and Consent dated as of October 4, 2002, to the Amended and Restated Credit Agreement dated as of April 27, 2001, as amended, among the Company, Tower Records Kabushiki Kaisha (“TRKK”), the lenders party thereto and JPMorgan Chase Bank as administrative agent (the “Seventh Amendment”). Pursuant to the Seventh Amendment, the maturity of the Company’s credit facility is extended to October 11, 2002.

The Seventh Amendment is attached hereto as EXHIBIT 10.18 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

Exhibit No.	Description

10.18	Seventh Amendment and Consent, dated as of October 4, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, as amended, among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS, Incorporated

October 8, 2002	By:	/s/ DeVaughn D. Searson

DeVaughn D. Searson Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

10.18	Seventh Amendment and Consent, dated as of October 4, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, as amended, among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent